                                                                   EXHIBIT 10.13

                                   AGREEMENT

          This Agreement is made and entered into as of this 12th day of September, 1996, by and among XOMED SURGICAL PRODUCTS, INC., a Delaware corporation (the "Company"), WARBURG, PINCUS INVESTORS, L.P., a Delaware limited
                  -------
partnership ("Warburg"), ACCEL IV L.P., a Delaware limited partnership ("Accel
              -------                                                    -----
IV"), ACCEL INVESTORS '94 L.P., a Delaware limited partnership ("Accel Investors
--                                                               ---------------
'94"), ACCEL KEIRETSU L.P., a Delaware limited partnership ("Accel Keiretsu"),
---                                                          --------------
ELMORE C. PATTERSON PARTNERS, a Delaware general partnership ("Patterson"),
                                                               ---------
PROSPER PARTNERS, a New York general partnership ("Prosper" and together with
                                                   -------
Accel IV, Accel Investors '94, Accel Keiretsu and Patterson, "Accel"), VERTICAL
                                                              -----
FUND ASSOCIATES, L.P., a Delaware limited partnership ("Vertical"), MARK K.
                                                        --------
ADAMS ("Adams"), SOLOMON ROSENBLATT ("Rosenblatt"), RONALD J. CERCONE
        -----                         ----------
("Cercone"), WILLIAM R. MILLER ("Miller"), ROBERT A. REEVES ("Reeves"), FIRST
  -------                        ------                       ------
UNION CAPITAL PARTNERS, INC., a Virginia corporation ("First Union"), JAMES T.
                                                       -----------
TREACE ("James Treace"), JOHN R. TREACE ("John Treace"), DAN H. TREACE ("Dan
         ------------                     -----------                    ---
Treace"), F. BARRY BAYS ("Bays"), THOMAS E. TIMBIE ("Timbie"), THOMAS DRURY
------                    ----                       ------
("Drury") and DAVID R. GRANT ("Grant").  Warburg, Accel, Vertical, Adams,
-------                        -----
Rosenblatt, Cercone, Miller, Reeves, First Union, James Treace, John Treace, Dan Treace, Bays, Timbie, Drury and Grant are hereinafter referred to collectively as the "Investors".
        ---------

                             W I T N E S S E T H :

          WHEREAS, the Investors listed on Schedule A (the "Convertible
                                                            -----------
Preferred Holders") hold the number of shares of the Company's Series A
-----------------
Convertible Preferred Stock, par value $1.00 per share (the "Series A
                                                             --------
Convertible Preferred Stock"), and Series B Convertible Preferred Stock, par
---------------------------
value $1.00 per share (the "Series B Convertible Preferred Stock," and together
                            ------------------------------------
with the Series A Convertible Preferred Stock, the "Convertible Preferred
                                                    ---------------------
Stock"), set forth on such schedule opposite their respective names, which shares collectively constitute all the outstanding shares of Convertible Preferred Stock; and

          WHEREAS, the Investors listed on Schedule B (the "Redeemable Preferred
                                                            --------------------
Holders") hold the number of shares of the Company's Series C Redeemable
-------
Preferred Stock, par value $1.00 per share (the "Series C Redeemable Preferred
                                                 -----------------------------
Stock"), set forth on such schedule opposite their respective names, which
-----
shares collectively constitute all the outstanding shares of Series C Redeemable Preferred Stock; and

          WHEREAS, the Company has granted to the Investors listed on Schedule C (the "Registration Rights Holders") certain rights under a Stockholders
      ---------------------------
Agreement, dated as of April 16, 1996, among the Company and the Registration Rights Holders (the "Stockholders Agreement"), with respect to the registration
                     ----------------------
under the Securities Act of 1993, as amended (the "Securities Act"), of certain
                                                   --------------
shares of capital stock of the Company held by such holders; and

          WHEREAS, the Company is contemplating an initial public offering (the "Offering") of shares of its Common Stock, par value $.01 per share (formerly
 --------
designated Class A Common Stock, "Common Stock"), pursuant to a registration
                                  ------------
statement on Form S-1, and in connection therewith, the Company and the Investors desire that (i) the outstanding shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock be converted into shares of Common Stock and the Company's Non-Voting Common Stock, par value $.01 per share ("Non-Voting Common Stock"), respectively, (ii) a portion of the outstanding shares of Series C Redeemable Preferred Stock be redeemed by the Company, (iii) all shares of outstanding Series C Redeemable Preferred Stock not so redeemed be exchanged for shares of Common Stock and (iv) the Registration Rights Holders waive any rights that they may have with respect to the inclusion of their shares in the registration statement relating to the Offering;

          NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto hereby agree as follows:

          Section 1.  Consent to Conversion of Convertible Preferred Stock.
                      ---------------------------------------------------

          (a)  Upon the closing of the Offering (the "Consummation Date"), (i)
                                                      -----------------
all shares of Series A Convertible Preferred Stock shall be converted automatically into shares of Common Stock in accordance with the terms of the Series A Convertible Preferred Stock and (ii) all shares of Series B Convertible Preferred Stock shall be converted automatically into shares of Non-Voting Common Stock in accordance with the terms of the Series B Convertible Preferred Stock. No fractional shares of Common Stock or Non-Voting Common Stock shall be issued upon such conversions. If any fraction of a share of Common Stock or Non-Voting Common Stock would be issuable to a Convertible Preferred Holder upon such conversions, such holder shall be entitled to receive in lieu of such fraction cash from the Company in an amount equal to the product of such fraction and the initial public offering price per share of the Common Stock as set forth on the cover page of the final prospectus relating to the Offering (the "Offering Price"). The execution of this Agreement by the Convertible
      --------------
Preferred Holders constitutes the written consent of such holders to such automatic conversion in accordance with the terms of the Convertible Preferred Stock. Each Convertible Preferred Holder hereby irrevocably waives any right such holder may have to receive notice of the conversion of Convertible Preferred Stock contemplated by this Section 1(a).

          (b) Upon the Consummation Date, the shares of Series A Convertible Preferred Stock shall cease to exist and the Convertible Preferred Holders who held such shares shall cease to have any rights with respect thereto, except the right to receive (i) the requisite whole number of shares of Common Stock in accordance with the terms of the Series A Convertible Preferred Stock and (ii) cash in lieu of any fractional shares of Common Stock in accordance with Section 1(a) hereof.

          (c) Upon the Consummation Date, the shares of Series B Convertible Preferred Stock which are all held by Warburg shall cease to exist and Warburg shall cease to have any rights with respect thereto, except the right to receive
(i) the requisite whole number of shares of Non-Voting Common Stock in accordance with the terms of the Series B Convertible Preferred Stock and (ii) cash in lieu of any fraction of a share of Non-Voting Common Stock in accordance with Section 1(a) hereof.

          (d) On or following the Consummation Date, each Convertible Preferred Holder shall surrender to the Company stock certificates representing all of the shares of Convertible Preferred Stock held by it, duly endorsed for transfer to the Company. Upon the surrender by a Convertible Preferred Holder to the Company of such certificates formerly representing shares of Convertible Preferred Stock, the Company shall promptly deliver to such holder (i) certificates in such holder's name representing the number of whole shares of Common Stock or Non-Voting Common Stock into which such holder's shares of Convertible Preferred Stock shall have converted and (ii) cash in lieu of any fraction of a share of Common Stock or Non-Voting Common Stock, in an amount determined in accordance with Section 1(a) hereof. Such delivery shall be made by mailing the certificates and checks in payment of cash in lieu of any fractional shares to the Convertible Preferred Holders at their respective addresses as set forth below their names on the signature pages hereto.


          Section 2.  Redemption and Exchange of Series C Redeemable Preferred
                      --------------------------------------------------------
Stock.
-----

          (a) Upon the earlier of (i) the date of the closing of the sale by the Company of shares covered by an over-allotment option granted to its underwriters in connection with the Offering and

(ii) the date that is 30 days after the Consummation Date (such earlier date the "Redemption Date"), the Company shall redeem from each Redeemable Preferred
 ---------------
Holder, at a redemption price per share equal to the Redemption Price (as defined below) on such date, such number of its shares of Series C Redeemable Preferred Stock as shall be equal to the product of (A) the total number of shares of Series C Redeemable Preferred Stock held such holder and (B) a fraction, the numerator of which is the Redemption Amount and the denominator of which is the product of (x) the Redemption Price and (y) the aggregate number of shares of outstanding Series C Redeemable Preferred Stock. No fractional shares shall be redeemed. In the event that the foregoing calculation shall result in a fractional share amount for any Redeemable Preferred Holder, the number of shares of Series C Redeemable Preferred Stock to be redeemed from such holder shall be rounded down to the next lesser whole number. Each Redeemable Preferred Holder hereby waives any right such holder may have to receive notice of the redemption of Series C Redeemable Preferred Stock contemplated by this Section 2(a).

          For purposes of this Section 2, the following terms have the meanings set forth below:

     "Net Proceeds" means the aggregate net proceeds to the Company from the
      ------------
     sale of shares in the Offering, including shares subject to the underwriters' over-allotment option, after deducting underwriting discounts and expenses.

     "Redemption Amount" means the Net Proceeds less the amount of such proceeds
      -----------------
     used by the Company to repay in full all amounts outstanding under its existing bank term loan; provided, however, that in no event shall the Redemption Amount exceed $25 million.

     "Redemption Price" means, with respect to any date, $100 plus the amount of
      ----------------
     accrued and unpaid dividends per share of Series C Redeemable Preferred Stock as of that date.

     (b) Upon the Redemption Date, all shares of Series C Redeemable Preferred Stock to be redeemed at such time pursuant to Section 2(a) hereof shall cease to exist and the holders thereof shall cease to have any rights with respect thereto, except the right to receive the aggregate Redemption Price with respect to such shares in accordance with the terms of this Agreement. On or following the Redemption Date, each Redeemable Preferred Holder shall surrender to the Company stock certificates representing all of the shares of Series C Redeemable Preferred Stock held by it, duly endorsed for transfer to the Company. Upon the surrender by a Redeemable Preferred Holder to the Company of such certificates formerly representing such holder's shares of Series C Redeemable Preferred Stock redeemed upon the Redemption Date, the Company shall promptly pay to such holder an amount equal to (i) the product of (A) the number of such holder's shares of Series C Redeemable Preferred Stock to be redeemed, as determined in accordance with Section 2(a) hereof, and (B) the Redemption Price, less (ii) any withholding required by law. Such payments shall be made by checks sent to the Redeemable Preferred Holders at their respective addresses as set forth below their names on the signature pages hereto.

     (c) Upon the Redemption Date, each Redeemable Preferred Holder shall exchange with the Company such holder's shares of Series C Redeemable Preferred Stock not redeemed on such date for that number of shares of Common Stock as shall be equal to (i) the product of (A) such number of shares of Series C Redeemable Preferred Stock held by such holder immediately following the redemption contemplated by Section 2(c) hereof and (B) the Redemption Price on such date, divided by (ii) the Offering Price. No fractional shares shall be issued in such exchange. In the event that the foregoing calculation shall result in a fractional share amount for any Redeemable Preferred Holder, the number of shares of Common Stock to be issued shall be rounded down to the next lesser whole number and such holder shall be entitled to receive in lieu of such fraction cash from the Company in an amount equal to the product of such fraction and the Offering Price.

     (d) Upon the Redemption Date, all outstanding shares of Series C Redeemable Preferred Stock not redeemed on such date shall cease to exist and the holders thereof shall cease to have any rights with respect thereto, except the right to receive (i) shares of Common Stock in accordance with the terms of this Agreement and (ii) cash in lieu of any fraction of a share of Common Stock in accordance with Section 2(c) hereof. Upon the surrender by a Redeemable Preferred Holder of certificates formerly representing all such holder's shares of Series C Redeemable Preferred Stock exchanged hereunder, the Company shall promptly deliver to such holder (i) certificates in such holder's name representing the requisite whole number of shares of Common Stock and (ii) cash in lieu of any fraction of a share of Common Stock, in each case, as determined in accordance with Section 2(c) hereof. Such delivery shall be made by mailing the certificates and checks in payment of cash in lieu of any fractional shares to the Redeemable Preferred Holders at their respective addresses as set forth below their names on the signature pages hereto.

     Section 3.  Waiver of Registration Rights.
                 -----------------------------

     (a) Subject to Section 3(b), each Registration Rights Holder hereby irrevocably waives any rights such holder may have pursuant to the Stockholders Agreement (i) to written notice of the Offering and (ii) to include any Registrable Securities (as defined in the Stockholders Agreement) held by such holder in the proposed registration and underwriting relating to the Offering. Such waiver shall not constitute a waiver of any other rights of the Registration Rights Holders under the Stockholders Agreement. The Company acknowledges that shares of Common Stock issuable to the Registration Rights Holders upon (A) the conversion of shares of Series A Convertible Preferred Stock hereunder, (B) the conversion of shares of Non-Voting Stock issuable upon the conversion of shares of Series B Convertible Preferred Stock hereunder and (C) the exchange of shares of Series C Redeemable Preferred Stock hereunder are Registrable Securities for the purposes of the Stockholders Agreement.

          (b) The waiver in Section 3(b) shall expire if the Consummation Date shall not have occurred on or before December 31, 1996.

          Section 4.  Representations and Warranties.
                      ------------------------------

          (a)  The Company represents and warrants to the Investors as follows:

            (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) The Board of Directors of the Company has authorized the execution, delivery and performance of this Agreement and each of the transactions contemplated hereby. Any consents of third parties that may be required to be obtained by the Company for the execution, delivery or performance of the transactions contemplated hereby have been obtained.

            (iii) This Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

            (iv) As of the date hereof, the Company's authorized, issued and outstanding capital stock consists of the following: 30,000,000 shares of Common Stock authorized, of which 679,270 shares are issued and outstanding; 4,000,000 shares of Non-Voting Common Stock authorized, of which 426,777 are issued and outstanding; 1,200,000 shares of Series A Convertible Preferred Stock authorized, of which 744,652 shares are issued and outstanding; 3,500,000 shares of Series B Convertible

Preferred Stock authorized, of which 2,127,838 shares are issued and outstanding; 600,000 shares of Series C Redeemable Preferred Stock, of which 299,459 shares are issued and outstanding; and 1,000,000 shares of Preferred Stock, par value $.01 per share, authorized, no shares of which are issued and outstanding. An additional 669,100 shares of Common Stock are reserved for future issuance upon the exercise of options under the Company's 1996 Stock Option Plan. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of any preemptive or similar rights.

       (v) The shares of Common Stock to be issued hereunder in exchange for shares of Series C Redeemable Preferred Stock, and the shares of Common Stock and Non-Voting Common Stock issuable upon conversion of the shares of Convertible Preferred Stock, when delivered for the applicable consideration, will be duly authorized, validly issued, fully paid and nonassessable shares of the Company, and free of any preemptive or similar rights.

     (b) Each of the Investors severally represents and warrants to the Company as follows:

       (i) The execution, delivery and performance of this Agreement have been duly authorized and all consents of third parties that may be required to be obtained by such person for the consummation of the transactions contemplated hereby have been obtained.

       (ii) This Agreement constitutes the valid and binding obligation of such person and is enforceable against such person in accordance with its terms.

       (iii) Such person has been furnished with a copy of the registration statement of the Company on Form S-1 relating to the Offering, as filed with the Securities and Exchange Commission on August 20, 1996, which registration statement contains material information concerning the Company.

     (c) Each of the Convertible Preferred Holders and Redeemable Preferred Holders severally represents and warrants to the Company as follows:

       (i) The shares of Common Stock or Non-Voting Common Stock, as applicable, are being acquired for such person's own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing such securities. Except with respect to security interests granted to Warburg or to the Company by certain Convertible
Preferred Holders and Redeemable Preferred Holders, no other person has any right with respect to or interest in the Common Stock or Non-Voting Common Stock, as applicable, being acquired by such person, nor has such person agreed to give any person any such interest or right in the future.

       (ii) Such person understands that the shares of Common Stock or Non-Voting Common Stock, as applicable, being acquired in connection herewith have not been registered under the Securities Act, nor qualified under any state securities laws, and that they are being offered and sold pursuant to an exemption from such registration and qualification based in part upon the representations contained herein.

       (iii) Such person has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment(s) contemplated by this Agreement and is able to bear the economic risk of investment in the Company (including a complete loss of investment).

       (iv) Such person understands that absent registration under the Securities Act and qualification under applicable state securities laws, the shares of Common Stock or Non-Voting Common Stock, as applicable, may not be transferred without an opinion of counsel reasonably satisfactory to the Company stating that an exemption from such registration and qualification is available, and such person must otherwise bear the economic risk of this investment indefinitely unless such person's securities are registered pursuant to the Securities Act and qualified under applicable state securities laws or an exemption from qualification is available.

       (v) The social security number or employer identification number set forth under such person's name on the signature pages hereto is true and correct.

               Section 5.  Covenants.
                           ---------

     (a) Each of the Convertible Preferred Holders and Redeemable Preferred Holders severally covenants that such person will not sell or otherwise transfer the shares acquired hereunder except pursuant to an effective registration under the Securities Act or in a transaction which qualifies as an exempt transaction under the Securities Act and the rules and regulations promulgated thereunder and any applicable state securities laws.

     (b) In addition to any legends required under the Stockholders Agreement, the certificates evidencing the shares of Common Stock and Non-Voting Common Stock issued hereunder and the shares of Common Stock issuable upon the conversion of such shares of Non-Voting Common Stock shall bear the following legend:

     "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be transferred except pursuant to an effective registration under the Securities Act or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Securities Act and the rules and regulations promulgated thereunder."

     (c) Each of the Redeemable Preferred Holders acknowledges and understands that (i) the determination of the relative number of shares of Series C Redeemable Preferred Stock to be redeemed as opposed to exchanged hereunder depends upon the amount required for the Company to repay in full its bank term loan, the amount of Net Proceeds and the amount of accrued and unpaid dividends on the Series C Redeemable Preferred Stock at the Redemption Date and (ii) the amount of Net Proceeds in turn will depend upon the total number of shares sold in the Offering, the Offering price, the size of the underwriting discounts and the amount of Offering expenses.

     (d) Pending the closings of the transactions contemplated hereby, unless the Company determines not to effect the Offering, the Company will not, without the prior written consent of the other parties hereto, take any action which would result in any of the representations or warranties contained in this Agreement not being true at and as of the time immediately after such action, or result in any of the covenants contained in the Agreement becoming incapable of performance, the Company will promptly advise such parties of any action or event of which it becomes aware which has the effect of making incorrect any of such representations or warranties or which has the effect of rendering any of such covenants incapable of performance. Pending the closing of the transactions contemplated hereby, unless the Company determines not to effect the Offering, the Company shall not issue any shares of capital stock of the Company except pursuant to this Agreement, in connection with the Offering or in connection with the exercise of outstanding stock options or the conversion of outstanding securities convertible into shares of capital stock of the Company, and the Convertible Preferred Holders and Redeemable Preferred Holders shall not transfer any shares of Convertible Preferred Stock or Series C Redeemable Preferred Stock, as applicable, other than transfers by such holders to the Company or, in the case of a holder who is a natural person, to a trust for the benefit of the holder's immediate family; provided, that such trust agrees in writing to be bound by the terms of this Agreement.

     (e) Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

     Section 6.  Termination.
                 -----------

     This Agreement shall terminate at the close of business on December 31, 1996 if the Consummation Date shall not have occurred on or before such date.

     Section 7.  Notices.
                 -------

     All notices or other communications required or permitted to be given hereunder or necessary in connection herewith shall be in writing and shall be deemed to have been duly delivered upon delivery, if delivered personally, upon the transmission thereof, if sent by facsimile transmission, on the second business day after delivery to an air courier company for express delivery, or on the seventh business day after mailing, if mailed, postage prepaid, registered or certified mail. Such notices shall be delivered to the address set forth opposite such party's name on the signature pages hereto, or such other address as such party shall have furnished to the other parties hereto.

     Section 8.  Miscellaneous.
                 -------------

     (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to choice of law principles thereof.

     (b) The headings of the sections of this Agreement are for convenience only and shall not be deemed to constitute a part of this Agreement.

     (c) This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior agreements or understandings among the parties relating to the subject matter hereof. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of all parties hereto, except that Section 1 hereof may be amended, and the observance of any provision in such section may be waived, by Convertible Preferred Holders holding a majority of the aggregate outstanding shares of Convertible Preferred Stock.

     (d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first set forth above.


                         XOMED SURGICAL PRODUCTS, INC.


                         By:  /s/ James T. Treace
                            ------------------------------
                              Name:  James T. Treace
                              Title: President
                              Address: 6743 Southpoint Drive North
                                       Jacksonville, Florida 32216

                          WARBURG, PINCUS INVESTORS, L.P.

                          By:  Warburg, Pincus & Co.,
                               General Partner


                          By:  /s/ Elizabeth H. Weatherman
                            ---------------------------------
                               Name:  Elizabeth H. Weatherman
                               Title:
                               Address:

                               FEIN:



                          ACCEL IV L.P.

                          By:  Accel IV Associates L.P.
                               Its General Partner


                          By:  /s/ Paul H. Klingenstein
                            -------------------------------
                               Name:  Paul  H. Klingenstein
                               Title:
                               Address:

                               FEIN:

                          ACCEL INVESTORS '94 L.P.


                          By:   /s/ Paul H. Klingenstein
                            -------------------------------
                                Name:  Paul H. Klingenstein
                                Title:
                                Address:


                          FEIN:



                          ACCEL KEIRETSU L.P.

                          By:  Accel Partners & Co., Inc.
                               Its General Partner


                          By:   /s/ Paul H. Klingenstein
                            -------------------------------
                                Name:  Paul H. Klingenstein
                                Title:
                                Address:

                          FEIN:



                          ELMORE C. PATTERSON PARTNERS


                          By:   /s/ Paul H. Klingenstein
                            ---------------------------------
                                  Name:  Paul H. Klingenstein
                                  Title:
                                  Address:

                          FEIN:



                          PROSPER PARTNERS


                          By:   /s/ Paul H. Klingenstein
                            ----------------------------------
                                   Name:  Paul H. Klingenstein
                                   Title:
                                   Address:

                           FEIN:

0165831.04

                                VERTICAL FUND ASSOCIATES, L.P.

                                By:  The Vertical Group, L.P.
                                     Its General Partner


                                By:  /s/ Richard B. Emmitt
                                     ______________________________
                                     Name:  Richard B. Emmitt
                                     Title:
                                     Address:

                                     FEIN:


                                /s/ Mark K. Adams
                                __________________________________
                                Mark K. Adams
                                Address:

                                SSN:

                                /s/ Solomon Rosenblatt
                                __________________________________
                                Solomon Rosenblatt
                                Address:

                                SSN:

                                /s/ Ronald J. Cercone
                                __________________________________
                                Ronald J. Cercone
                                Address:

                                SSN:

                                /s/ William R. Miller
                                __________________________________
                                William R. Miller
                                Address:
                                SSN:

                                /s/ Robert A. Reeves
                                __________________________________
                                Robert A. Reeves
                                Address:

                                SSN:

                                FIRST UNION CAPITAL PARTNERS


                                By:    /s/ Scott Perper
                                     ________________________________
                                     Name: Scott Perper
                                     Title:
                                     Address:

                                     FEIN:

                                  /s/ James T. Treace
                                ____________________________________
                                James T. Treace
                                Address:

                                SSN:

                                  /s/ John R. Treace
                                ____________________________________
                                John R. Treace
                                Address:

                                SSN:

                                  /s/ Daniel H. Treace
                                ____________________________________
                                Daniel H. Treace
                                Address:

                                SSN:

                                  /s/ F. Barry Bays
                                ____________________________________
                                F. Barry Bays
                                Address:

                                SSN:

                                  /s/ Thomas E. Timbie
                                ____________________________________
                                Thomas E. Timbie
                                Address:

                                SSN:


                                  /s/ Thomas Drury
                                _______________________________
                                Thomas Drury
                                Address:

                                SSN:


                                  /s/ David Grant
                                _______________________________
                                David Grant
                                Address:

                                SSN:

                                   Schedule A
                                   ----------




   Convertible                Shares of Series A  Shares of Series B
Preferred Holder                Preferred Stock     Preferred Stock
----------------              ------------------  ------------------
Warburg                                                      2,127,838
Accel IV                             259,880
Accel Investors '94                   10,497
Accel Keiretsu                         5,391
Patterson                              6,242
Prosper                                1,702
Vertical                              56,742
First Union                          156,000
James Treace                         135,089
John Treace                            4,507
Daniel Treace                          5,373
Bays                                  77,888
Timbie                                11,143
Drury                                  5,679
Gertzman                               2,840
Grant                                  5,679

                                   Schedule B
                                   ----------


                                Shares of Series C
 Redeemable Preferred Holder   Redeemable Preferred
-----------------------------  --------------------
Warburg                                     233,091
Accel IV                                     18,956
Accel Investors '94                             765
Accel Keiretsu                                  394
Patterson                                       455
Prosper                                         124
Vertical                                     11,323
Rosenblatt                                    3,494
Cercone                                       1,354
First Union                                  11,388
James Treace                                  9,662
John Treace                                     329
Dan Treace                                      392
Bays                                          5,686
Timbie                                          813
Drury                                           413
Gertzman                                        207
Grant                                           413

                                  Schedule C
                                  ----------

                          Registration Rights Holders
                         -----------------------------

                                    Warburg
                                   Accel IV
                              Accel Investors '94
                                Accel Keiretsu
                                   Patterson
                                    Prosper
                                   Vertical
                                     Adams
                                  Rosenblatt
                                    Cercone
                                    Miller
                                    Reeves
                                  First Union
                                 James Treace
                                  John Treace
                                  Dan Treace
                                     Bays
                                    Timbie